UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

RED TRAIL ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

North Dakota	000-52033	76-0742311
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11, 3682 Highway 8 South Richardton, North Dakota 58652
(Address of principal executive offices)

(701) 974-3308
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of 2014 Annual Members’ Meeting

On March 20, 2014, Red Trail Energy, L.L.C. ("Red Trail") held its 2014 annual members' meeting ("Annual Meeting") to vote on the election of two governors whose terms were scheduled to expire in 2014 and to conduct an advisory "Say-on-Pay" vote. The voting results from the meeting where as follows:

Proposal One: Election of Governors

Ronald Aberle and Ambrose Hoff were elected by a plurality vote of the members to serve terms which will expire in 2017. The votes for the nominee governors were as follows:

Governor Nominees	For	Against/Abstain
Ronald Aberle	23,751,004	—
Ambrose Hoff	26,002,528	—

Proposal Two: Advisory Vote on Say-On-Pay

The members voted to endorse the Company's system of compensating its executive officers through the Say-on-Pay vote. The votes for Say-On-Pay were as follows:

For	Against	Abstentions
20,923,710	1,366,776	2,903,780

Item 8.01 Other Matters

Management made a presentation at the Annual Meeting. The presentation slides from the Annual Meeting have been posted on Red Trail's website. A copy of the presentation materials that are posted on Red Trail's website is attached as Exhibit 99.1.

The presentation materials contain forward-looking statements. We undertake no responsibility to update any forward- looking statement. When used, the words "believe," "hope," "expect," "anticipate” and similar expressions are intended to identify forward-looking statements. Readers should not place undue reliance on any forward-looking statements and recognize that the statements are not predictions of actual future results, which could and likely will differ materially from those anticipated in the forward-looking statements due to risks and uncertainties, including those described in our Securities and Exchange Commission filings, copies of which are available through our website or on request.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1    PowerPoint Presentation for Red Trail Energy, LLC 2014 Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED TRAIL ENERGY, LLC

Date: March 25, 2014	/s/ Jodi Johnson
Jodi Johnson
Chief Financial Officer